CHEM-MET SERVICES COMBINED ENTITIES

          FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA


             INDEX TO COMBINED FINANCIAL STATEMENTS
            _______________________________________


                                                           PAGE
                                                           ____

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
  BOVITZ & CO., CPA, P.C.. . . . . . . . . . . . . . . . .   2

COMBINED FINANCIAL STATEMENTS:
______________________________
     Combined Balance Sheets as of September 30, 1998
     and 1997. . . . . . . . . . . . . . . . . . . . . . .   3

     Combined Statements of Income and Retained Earnings
     for the Years Ended September 30, 1998, 1997 and
     1996. . . . . . . . . . . . . . . . . . . . . . . . .   4

     Combined Statements of Cash Flows for the Years
     Ended September 30, 1998, 1997 and 1996 . . . . . . .   5

     Notes To Financial Statements . . . . . . . . . . .6 - 12


FINANCIAL STATEMENT SCHEDULES:
_____________________________
   I Combining Balance Sheets as of September 30,
     1998 . . . . . . . . . . . . . . . . . . . . . . .13 - 14

  II Combining Balance Sheets as of September 30,
     1997 . . . . . . . . . . . . . . . . . . . . . . .15 - 16

 III Combining Statements of Income for Year End
     September 30, 1998 . . . . . . . . . . . . . . . . .   17

  IV Combining Statements of Income for Year End
     September 30, 1997 . . . . . . . . . . . . . . . . .   18

   V Combining Statements of Income for Year End
     September 30, 1996 . . . . . . . . . . . . . . . . .   19

                        B  O  V  I  T  Z
                      _____________________
                      &  C O. C P A,  P. C.

                   CERTIFIED PUBLIC ACCOUNTANTS



                   INDEPENDENT AUDITOR'S REPORT
                   ____________________________

To the Board of Directors and Stockholders of Chem-Met Services Combined Entities

We have audited the accompanying combined balance sheets of Chem-Met Services Combined Entities as of September 30, 1998 and 1997, and the related combined statements of income and retained earnings and cash flows for each of the three years in the period ended September 30, 1998. We have also audited the schedules listed in the accompanying index. These combined financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedules. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedules. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Chem Met Services Combined Entities at September 30, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended
September 30, 1998, in conformity with generally accepted accounting principles.

Also, in our opinion, the schedules present fairly, in all material respects, the information set forth therein.

/s/ Bovitz & Co., CPA, PC

Bovitz & Co., CPA, P.C.
Trenton, Michigan  48183

January 26, 1999

 1651 Kingsway Court * P.O. Box 445/Trenton, Michigan 48183-0445
            Phone: (734) 671-5300/Fax: (734) 671-6504/
       Website: bovitzcpa.com/E-Mail: bovitz@bovitzcpa.com

                 CHEM-MET SERVICES COMBINED ENTITIES
                       COMBINED BALANCE SHEETS
                     SEPTEMBER 30, 1998 AND 1997



                               ASSETS           9/30/98             9/30/97
                               _______          _______             _______
CURRENT ASSETS
______________
   Cash                                      $   334,242        $   599,980
   Restricted Cash                               494,449            539,367
   Accounts Receivable                         5,043,064          4,551,552
   Prepaid Federal Income Tax                     27,610                -0-
   Notes Receivable - Other                       26,042              9,606
                                             ___________         ___________
     TOTAL CURRENT ASSETS                      5,925,407          5,700,505
                                             ___________         ___________

PROPERTY AND EQUIPMENT
______________________
   Property and Equipment,
    Net of Accumulated Depreciation            6,636,079          7,205,665
                                             ___________        ___________

OTHER ASSETS
_____________
   Note Receivable - Officer                   1,064,939            869,032
   Other Assets                                   36,153             46,036
                                             ___________         ___________
     TOTAL OTHER ASSETS                        1,101,092            915,068
                                             ___________         ___________
     TOTAL ASSETS                            $13,662,578         $13,821,238
                                             ===========         ===========


                   LIABILITIES AND STOCKHOLDER EQUITY
                   __________________________________

CURRENT LIABILITIES
___________________
   Accounts Payable                          $ 1,603,020        $ 1,821,378
   Payroll Taxes Payable                          34,121             22,753
   Federal Income Tax Payable                        -0-            140,797
   Accrued Expenses                            1,078,390            801,843
   Current Portion of Long-Term Debt           2,481,828          2,667,452
   Current Portion of Settlements Payable      1,044,000          1,084,000
                                             ___________         ___________
     TOTAL CURRENT LIABILITIES                 6,241,359          6,538,223
                                             ___________         ___________
LONG-TERM LIABILITIES
   Accrued Environmental Cost                  4,430,421          4,430,421
   Accrued Closing Cost                          449,783            440,277
   Long-Term Debt, Less Current Maturities     1,553,606          1,772,472
   Settlements Payable, Less Current Portion     264,000            396,000
                                             ___________         ___________
     NET LONG-TERM LIABILITIES                 6,697,810          7,039,170
                                             ___________         ___________
STOCKHOLDER EQUITY
   Common Stock                                   77,160             77,160
   Retained Earning                              646,249            166,685
                                             ___________         ___________
     TOTAL STOCKHOLDER EQUITY                    723,409            243,845
                                             ___________         ___________
     TOTAL LIABILITIES AND STOCKHOLDER
       EQUITY                                $13,662,578        $13,821,238
                                             ===========         ===========

                       Bovitz & Co., CPA, P.C.
                      Trenton, Michigan  48183
            (The Accompanying Notes Are An Integral Part
               Of These Combined Financial Statements)
                                 -3-

                   CHEM-MET SERVICES COMBINED ENTITIES
           COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
          FOR THE YEARS ENDED SEPTEMBER 30, 1998, 1997, AND 1996




                                       9/30/98      9/30/97     9/30/96
                                     ___________  ___________  _________
NET REVENUES                         $21,801,179  $21,917,416  $28,030,820
COST OF GOODS SOLD                    14,133,618   14,348,058   19,582,877
                                     ___________  ___________  __________
   GROSS PROFIT                        7,667,561    7,569,358   8,447,943

SELLING GENERAL AND ADMINISTRATIVE
   EXPENSES                            6,055,329    6,742,485   7,562,912
DEPRECIATION AND AMORTIZATION            798,788      755,071     920,137
                                     ___________   __________  ___________
   INCOME(LOSS) FROM OPERATIONS          813,444       71,802     (35,106)
                                     ___________   __________  ___________

OTHER INCOME(EXPENSES)
   Interest and Other Income              26,511      286,782      63,823
   Interest Expense                     (360,391)    (391,353)   (405,401)
   Other Expense                                                 (200,000)
     TOTAL OTHER INCOME(EXPENSES)       (333,880)    (104,571)   (541,578)
                                     ____________  ___________  __________
NET INCOME(LOSS) Before Federal
   Income Tax                            479,564      (32,769)   (576,684)
FEDERAL INCOME TAX                            -0-     (27,490)    (61,312)
                                     ___________   ___________  __________
NET INCOME(LOSS)                         479,564      (60,259)   (637,996)
RETAINED EARNINGS - Beginning            166,685      226,944     864,940
                                    ____________   ___________  __________
RETAINED EARNINGS - Ending           $   646,249  $   166,685  $  226,944
                                     ===========   =========== ===========







                        Bovitz & Co., CPA, P.C.
                        Trenton, Michigan  48183
             (The Accompanying Notes Are An Integral Part
                 Of These Combined Financial Statements)

                   CHEM-MET SERVICES COMBINED ENTITIES
                         STATEMENT OF CASH FLOWS
          FOR THE YEARS ENDED SEPTEMBER 30, 1998, 1997 AND 1996


                                           9/30/98     9/30/97       9/30/96
                                         ___________  ___________   __________
Cash flows from operating activities:
   Net Income(Loss) from continuing
     operations                         $   479,564   $ (60,259)   $ (637,996)
   Adjustments to reconcile net
     income(loss) to cash provided by
     operations:
   Depreciation and amortization            798,788     755,071       920,137
   Provision for bad debt reserves          606,006    (290,352)     (238,319)
   Changes in assets and liabilities:
   Accounts receivable                   (1,097,518)    700,684       (33,530)
   Prepaid federal income tax              (168,407)     27,490         2,302
   Accounts payable and accrued expenses     79,063  (1,180,716)      284,771
                                         ___________  __________   __________
      Net cash provided by continuing
        operations                          697,496     (48,082)      297,365
                                         ___________  ___________   __________
Cash flows from investing activities:
   Purchases of property and equipment,
      net                                  (304,829)   (379,835)     (325,604)
   Proceeds from sale of property and
      equipment                              85,510      91,712         5,657
   Change in restricted cash                 44,918     451,138           -0-
                                        ___________  ___________   __________
      Net cash used in investing
        activities                         (174,401)    163,015     (319,947)
                                        ___________  ___________   __________
Cash flows from financing activities:
   Long-term financing new equipment        257,557     314,872    1,014,607
   Principal repayments on long-term debt  (850,483)   (661,800)  (1,302,215)
   Change in officer note receivable       (195,907)    205,785     (436,446)
                                         ___________  ___________  __________
      Net cash used by financing
        activities                         (788,833)   (141,143)    (724,054)
                                         ___________  ___________   __________

Increase(Decrease) in cash                 (265,738)    (26,210)    (746,636)

Cash - Beginning                            599,980     626,190    1,372,826
                                        ___________  ___________   __________
Cash - Ending                            $  334,242  $  599,980   $  626,190
                                        ===========  ===========   ==========



                         Bovitz & Co., CPA, P.C.
                         Trenton, Michigan  48138
            (The Accompanying Notes Are An Integral Part Of
                       These Financial Statements)

                    CHEM-MET SERVICES COMBINED ENTITIES
                       NOTES TO FINANCIAL STATEMENTS


NOTE A - COMPANY OVERVIEW

Company Overview
________________
Chem-Met Services, Inc. ("Chem-Met") operates a facility near
Detroit, Michigan that processes acids, alkalis, adhesives, oils, paints, phosphates, plastisols, resins, sludges and other hazardous waste into inert solids that are economically compatible with the environment for placement in approved third-party non-hazardous landfills.

Chemical Conservation Corporation ("Chem-Con") runs a fully Part B-permitted T.S.D.F. and transfer station in Orlando, Florida, that processes acids, inorganic and organic waste, as well as depacking of lab packs. The company is fully licensed and equipped to transport hazardous waste.

Chemical Conservation of Georgia, Inc. ("Chem-Con Georgia") has a facility just north of the Florida border in Valdosta, Georgia, that recycles solvents and blends organic wastes to make virgin-fuel substitutes for cement kilns.

Chem-Met, Chem-Con, Chem-Con Georgia (collectively "Environmental Companies") have provided safe industrial waste management services for more than 25 years. The Enviromental Companies provide long-term, proven remedies for many types of waste streams--remedies that insure the longevity of the companies served and allow those companies to coexist with a healthy environment. Hazardous waste is a natural byproduct of our vast technological and industrial output. The assumption of responsibility for the safe, cost-effective, long-term management of industrial wastes is crucial not only to the health of the environment, but to the health of the businesses and industries that create the waste. The present objectives of the Enviromental Companies are to maximize the profitability of their existing business and to continue to search for new waste opportunities.

T.A.S. Leasing, Inc. ("TAS") operates an equipment leasing company serving only Chem-Met Services, Inc.

Quanta Corporation ("Quanta") operates an industrial maintenance company adjacent to the Chem-Met facility located in Brownstown, Michigan.

Principal Products and Services
_______________________________
The Environmental Companies provide off-site services for the transportation, treatment, storage, recycling and disposal of hazardous and non-hazardous waste. The Environmental Companies service commercial companies and governmental agencies nationwide.

Chem-Met is a permitted facility that provides transportation, stabilization of liquid and solid drum residues and disposal of non-hazardous liquid and solid waste, including characteristic hazardous liquid and solid waste in which prior to disposal the hazardous waste is processed in a manner designed to remove or eliminate the hazardous characteristics.

Chem-Con is a permitted transfer station that provides transportation of hazardous and non-hazardous waste.

                    Bovitz & Co., CPA, P.C.
                    Trenton, Michigan  48183

              CHEM-MET SERVICES COMBINED ENTITIES
           NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE A - COMPANY OVERVIEW (Continued)

Chem-Con Georgia is a permitted facility that provides transportation, storage, treatment and disposal services to hazardous and non-hazardous waste generators throughout the United States. Chem-Con Georgia operates a hazardous waste storage facility that primarily blends and processes hazardous and non-hazardous waste liquids, solids and sludges into substitute fuel or as a raw material substitute in cement kilns that have been specially permitted for the processing of hazardous and non-hazardous wastes.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination
-------------------------
The combined financial statements include the accounts of Chem-
Met, Chem-Con, Chem-Con Georgia, TAS, and Quanta (collectively the "Company") after elimination of all significant intercompany accounts and transactions.

Use of Estimates
----------------
In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Net Revenues
------------
Revenues for services and reimbursable costs are recognized at the time services are rendered or, in the case of fixed price contracts, under the percentage-of-completion method of accounting. The Department of Defense with multiple locations serviced by Chem-Met generates revenues which amount to approximately 19.7% of combined net revenues.

Income Taxes
____________
The Company accounts for income taxes under Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets or liabilities at the end of each period are determined using the currently enacted tax rates to apply to taxable income in the periods in which the deferred tax assets or liabilities are expected to be settled or realized.

Accrued Closure Costs
_____________________
Accrued closure costs represent the Company's estimated environmental liability to clean up their facilities in the event of closure.







                    Bovitz & Co., CPA, P.C.
                    Trenton, Michigan  48183

              CHEM-MET SERVICES COMBINED ENTITIES
           NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Self-Insurance
______________
The Company has adopted a self-insurance program effective
August 1, 1998, for certain health benefits. The claims for September, 1998, for $80,496 have been accrued and are being recognized as an expense in the period ended 9/30/98.

Operating Leases
________________
The Company leases certain equipment under operating leases.
Future minimum rental payments as of Septmber 30, 1998, required under these leases are $40,004 in 1999 and $16,843 in 2000.

Restricted Cash
_______________
Restricted cash represented various certificates of deposit held by the State, which equaled the estimated amount of long-term site cleanup costs and monies held in trust to satisfy the current debt retirement payment for the Small Business
Administration note.

                                              9/30/98    9/30/97
                                             ________   ________
     Restricted Cash - SBA Note              $494,449   $467,478
     Restricted Cash - Land Reclamation           -0-     71,889
                                             ________  _________
                                             $494,449   $539,367
                                             ========   ========

The company has satisfied State land reserve requirements by purchasing insurance policies. A reserve is no longer necessary.

Accounts Receivable - Trade
___________________________
For the September 30, 1998 and 1997 balance sheets, the company utilized an allowance for doubtful accounts. The current year financial statements are net of the allowance for doubtful accounts.

       Accounts Receivable
         -Chem-Met Services, Inc.          $3,485,646   $2,651,704
         -Chemical Conservation Corp.       2,547,416    2,310,875
         -Quanta Corporation                  158,947      131,912
                                           __________   __________
                                            6,192,009    5,094,491
                                           __________   __________

       Allowance for Doubtful Accounts
         -Chem-Met Services, Inc.            438,396      112,501
         -Chemical Conservation Corp.        685,367      430,438
         -Quanta Corporation                  25,182          -0-
                                           _________    _________
                                           1,148,945      542,939
                                           _________    _________

            NET ACCOUNTS RECEIVABLE       $5,043,064   $4,551,552
                                          ==========   ==========







                    Bovtiz & Co., CPA, P.C.
                    Trenton, Michigan  48183

                   CHEM-MET COMBINED ENTITIES
           NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE C - PROPERTY AND EQUIPMENT

Property and equipment expenditures are capitalized and depreciated using the straight-line method over the estimated useful lives of the assets for financial statement purposes, while accelerated depreciation methods are principally used for tax purposes. Generally, annual depreciation rates range from ten to forty years for buildings (including improvements) and three to seven years for office furniture and equipment, vehicles, and decontamination and processing equipment. Maintenance and repairs are charged directly to expense as incurred. The cost and accumulated depreciation of assets sold or retired are removed from the respective accounts, and any gain or loss from sale or retirement is recognized in the accompanying combined statements of operations. Renewals and improvements which extend the useful lives of the assets are capitalized.

                                          9/30/98       9/30/97
                                          _______       _______
Tank Project                           $  759,751    $   759,751
Shredding System                          434,280        434,280
Office Renovation                         535,719        535,719
Office Equipment                          403,085        353,749
Buildings                               7,391,902      7,391,902
Machinery and Equipment                 5,654,839      5,626,630
Transporation Equipment                 2,881,074      2,850,236
                                       __________      _________
                                       18,060,650     17,952,267
Accumulated Depreciation              (11,885,971)   (11,208,002)
                                       __________     __________
                                        6,174,679      6,744,265
Land                                      461,400        461,400
                                       __________     __________
   NET PROPERTY AND EQUIPMENT          $6,636,079     $7,205,665
                                       ==========     ==========



NOTE D - ACCRUED EXPENSES
                                         9/30/98        9/30/97
                                         _______        _______
  Accrued - Disposal Expense          $  465,808      $  400,035
          - Interest                      53,550          64,350
          - Payroll Deductions            13,964          17,704
          - Property Taxes                52,792          49,786
          - State Surcharges              80,532          26,999
          - Wages                        331,249         242,969
          - Medical Insurance Claims      80,495             -0-
                                       _________       _________
                                       1,078,390         801,843
                                       =========       =========







                    Bovitz & Co., CPA. P.C.
                    Trenton, Michigan  48183

              CHEM-MET SERVICES COMBINED ENTITIES
           NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE E - NOTES PAYABLE

Notes payable consists of the following:
                                                 9/30/98      9/30/97
                                                 _______      _______
Note payable to Charter Bank with interest
@ 1% above bank prime, secured by trade
accounts receivable.                            $1,990,000   $2,000,000

Note payable to Comerica Bank, payable in
monthly installments of $7,500, including
interest at 9.25%, secured by corporate
assets and personally guaranteed by
shareholder Thomas P. Sullivan.                     52,500     142,500

Note payable to Michigan Strategic Fund,
payable in monthly installments of
$30,607, plus interest at 9%, secured by
corporate assets and personally guaranteed
by shareholder Thomas P. Sullivan.               1,190,000    1,430,000

Note payable to Associates Commercial Credit,
payable in monthly installments of $7,496,
including interest at 10%, secured by three
tractors.                                           43,755      133,707

Notes payable to Ford Motor Credit (total of
nine), payable in monthly installments of
$4,467, including interest from 2% to 9%,
secured by nine Ford automobiles.                   59,645      108,708

Note payable to Cargill Leasing Corp., dated
4/4/97, payable in monthly installments of
$2,631, including interest at 2.047%, secured
by two Kenworth tractors with a cost of
$149,918.                                           99,182      128,396

Note payable to Associates Commercial Corp.,
dated 7/9/98, payable in monthly installments
of $1,836, including interest at 11%, secured
by a Kenworth tractor with a cost of $99,120.       89,323         -0-

Note payable to Associates Commercial Corp.,
dated 6/4/98, payable in monthly installments
of $2,015, including interest at 11%, secured
by a Kenworth tractor with a cost of $84,591.       72,492         -0-


Note payable to Allen Sibley, LLC, without
interest, unsecured.                               365,000      304,179

Other Notes Payable                                 73,537      192,434
                                                __________   __________
Total Debt                                       4,035,434    4,439,924
Less Current Maturities                         (2,481,828)  (2,667,452)
                                                __________   __________
Net Long-Term Debt                              $1,553,606   $1,772,472
                                                ==========   ==========


                    Bovitz & Co., CPA, P.C.
                    Trenton, Michigan  48183

              CHEM-MET SERVICES COMBINED ENTITIES
           NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE F - SETTLEMENTS PAYABLE
                                                   9/30/98      9/30/97
                                                   _______      _______
Note payable to Chemfix Technologies, Inc.,
dated 2/9/93, payable in monthly installments
of $12,000, non-interest bearing, total
principal of $1,352,000 with $200,000 paid
prior to commencement of monthly payments
8/1/93.                                           $  408,000   $  540,000

Settlement payable to Indiana Department
of Environmental Management (Four County
Landfill Site).                                      900,000      900,000

Consent judgement payable to Michigan Department
of Environmental Quality, dated June, 1996,
satisfied January, 1998.                                 -0-       40,000
                                                  __________   __________
                                                   1,308,000    1,480,000

Less Current Portion                              (1,044,000)  (1,084,000)
                                                  __________   __________
Long-Term Settlements Payable                     $  264,000   $  396,000
                                                  ==========   ==========

The approximate aggregate maturities of long-term debt and settlements payable for the five years ending September 30 are as follows:

                              LONG-TERM DEBT       SETTLEMENT PAYABLE
                              ______________       ___________________

                    1999      $2,481,828           $1,044,000
                    2000         418,872              144,000
                    2001         387,784              120,000
                    2002         381,950                  -0-
                    2003         365,000                  -0-
                              __________            __________
                              $4,035,434           $1,308,000
                              ==========            ==========
NOTE G - LEGAL

Legal counsel has advised that there are potential lawsuits pending at balance sheet date. Formal legal action on the State of Indiana litigation was commenced in November, 1996. During the period since the filing of the suit, settlement negotiations have been ongoing. As of this date a settlement appears imminent in the amount of $900,000 and has been accrued as a settlement payable under Note F. Said settlement, however, is dependent upon successful completion of pending merger negotiations. If the merger negotiations are unsuccessful and if litigation ensues, the estimated cost could be in the range of $1,000,000 to $5,000,000.

In addition to the above matters and in the normal course of conducting its business, the Company is involved in various other litigation. The Company is not a party to any litigation or governmental proceeding which its management believes could result in any judgments or fines against it that would have a material adverse affect on the Company's financial position, liquidity or results of operations.





                    Bovitz & Co., CPA, P.C.
                    Trenton, Michigan  48183

              CHEM-MET SERVICES COMBINED ENTITIES
           NOTES TO FINANCIAL STATEMENTS (CONTINUED)




NOTE H - EMPLOYEE BENEFIT PLANS

The company provides a defined contribution profit sharing plan and trust for its employees. The plan is a section 401(k) deferred compensation plan. The company is required to contribute annually an amount equal to 25% of each plan participant's elective deferral, up to $250 per participant.

For the years ended September 30, 1998, 1997, and 1996 company contributions to the trust totaled $4,683, $3,927 and $7,356 respectively.


NOTE I - NOTE RECEIVABLE OFFICER

The officer note is a demand note receivable with interest based on the prime rate.


NOTE J - FEDERAL AND STATE INCOME TAXATION

Each entity files a corporate tax return indicating it is a
member of a controlled group. There is no federal income tax liabilities due to current year net losses and available net operating loss deductions.  Current year estimated payments of
$27,610 along with net operating losses are available to offset future years' liabilities.  State income taxes are dealt with on an individual reporting basis with a liability being charged to the following year's expense.
                                                           Projected
                                       Federal N.O.L.  State Liabilities
                                       ______________  _________________
 Chem-Met Services                           $ 31,449           $   251
 Chemical Conservation Corporation             58,206             2,090
 Chemical Conservation of Georgia, Inc.       190,089                10
 T.A.S. Leasing, Inc.                             304               -0-
 Quanta Corporation                               -0-               -0-
                                           __________           _______
                                             $280,048            $2,351
                                           ==========           =======




                    Bovitz & Co., CPA, P.C.
                    Trenton, Michigan  48183

COMBINING BALANCE SHEETS                                       SCHEDULE I
       9/30/98                                                 __________

                                    Chem-Met   ChemCon FL    ChemCon GA
                                    09/30/98    09/30/98      09/30/98
                                   __________  ___________   __________

ASSETS:
Current Assets:
   Cash                               123,442     201,317          14
   Restricted Cash                    494,449
   Accounts Receivable,             3,047,250   1,862,049
   net of allowance
   for doubtful accounts
   of $438,396, $685,367
   $25,182, respectively
   Prepaid Expenses                    27,610
   Other Receivables                   10,788      15,254
   Note Receivable - Chem-Met
   Note Receivable - Chem-Con FL    1,575,910               1,939,503
   Note Receivable - Chem-Con GA    1,540,068
   Note Receivable - Quanta Corp.     920,336     260,000
                                   __________ ____________  ___________

          Total Current Assets      7,739,852   2,338,620    1,939,517
                                   __________ ____________  ___________

Property and equipment:
   Land                               413,400                   48,000
   Fixed Assets                    10,099,510   2,759,094    3,301,754
                                   __________ ____________  ___________
                                   10,512,910   2,759,094    3,301,754
Less accumulated depreciation      (6,570,151) (2,079,645)  (1,876,908)
                                   __________ ____________  ___________

Net Property and equipment          3,942,759     679,449    1,424,846
                                   __________ ____________  ___________

Other Assets:
  Deposits                                                      1,050
  Note Receivable - Officer          399,814
  Goodwill                                                     34,603
                                   __________ ____________  ___________

         Total other assets          399,814           0       35,653
                                   __________ ____________  ___________

               Total Assets        12,082,426   3,018,069    3,400,016
                                   ========== ============  ===========



                               TAS       Quanta
                             09/30/98   12/31/98   Elimination    Total
                            __________ ___________ ____________ _________


                                3,378       6,901                 334,242
                              494,449
                              133,765               5,043,064






                               81,561                 (81,561)           0
                           (3,515,413)           0
                           (1,540,068)           0
                           (1,180,336)           0
                           __________ ____________ ___________  __________

                               84,939      139,856 (6,317,378)   5,925,407
                            __________ ____________ ___________  __________


                                                                   461,400
                              812,853    1,135,439              18,060,650
                           __________ ____________ ___________  __________
                              812,853    1,135,439              18,522,050
                             (728,035)    (631,232)            (11,885,971)
                           __________ ____________ ___________  __________

                               84,818      504,207               6,636,079
                           __________ ____________ ___________  __________


                                1,050
                              726,105     (60,980)  1,064,939
                                  500                  35,103
                           __________ ____________ ___________  __________

                                   0      726,605     (60,980)  1,101,092
                           __________ ____________ ___________  __________

                             169,757     1,370,668  (6,378,358) 13,662,578
                           ========== ============ ===========  ==========

COMBINING BALANCE SHEETS                                       SCHEDULE I
       9/30/98                                                 __________

                                      Chem-Met   ChemCon FL    ChemCon GA
                                      09/30/98    09/30/98      09/30/98
                                      __________  __________   __________

LIABILITIES AND STOCKHOLDER'S EQUITY:
Current liabilities:
  Accounts Payable                     663,899     418,162      373,017
  Accounts Payable - Intercompany    1,067,099     325,164      549,823
  Net Payable - Officer                             60,980
  Net Payable - Chem-Met                         1,575,910    1,540,068
  Accrued Expenses                     363,550     281,000      439,811
  Current portion                    1,044,000
  of settlements payable
  Current portion of                 2,307,167      86,405
  long-term debt
                                   ___________  ___________   __________
      Total current liabilities      5,445,715   2,747,621    2,902,719
                                   ___________  ___________   __________

Long-term debt, less current          931,100      25,645
portion
Long-term portion                     264,000
of settlements payable
Accrued environmental costs         2,292,000                2,138,421
Accrued closure costs                 233,981      28,947      186,855
                                   ___________  ___________   __________
      Total long-term debt          3,721,081      54,592    2,325,276
                                   ___________  ___________   __________

Stockholder's Equity
  Common Stock                           860        1,000       75,000
  Retained Earnings                2,914,770      214,856   (1,902,979)
                                  ___________   __________   __________
     Total Stockholder's equity    2,915,630      215,856   (1,827,979)
                                  ___________  ___________   __________
Total liabilities                 12,082,426    3,018,069    3,400,016
and Stockholder's Equity          ===========  ===========   ==========




                              TAS       Quanta
                            09/30/98   12/31/98   Elimination    Total
                           __________ ___________ ____________ _________


                                         117,678                 1,572,755
                             109,242  (2,021,064)     30,264
                                                     (60,980)            0
                                       1,180,336  (4,296,314)            0
                                          28,150                 1,112,511
                                                                 1,044,000

                              15,315      72,941                 2,481,828

                          ___________ ____________ ____________ __________
                              15,315    1,508,347  (6,378,358)   6,241,359
                          ___________ ____________  ____________ __________
                               9,262      587,599                 1,553,606

                                                                    264,000

                                                                  4,430,421
                                                                    449,783
                           ___________ ____________  ____________ __________
                                9,262      587,599                6,697,810
                           ___________ ____________  ____________ __________


                                  200          100                   77,160
                              144,980     (725,378)                 646,249
                           ___________ ____________  ____________ __________
                              145,180      (725,278)                723,409
                           ___________ ____________  ____________ __________
                              169,757    1,370,668   (6,378,358)  13,662,578
                           =========== ============  ============ ==========

COMBINING BALANCE SHEETS                                      SCHEDULE II
       9/30/97                                                ___________

                                    Chem-Met   ChemCon FL    ChemCon GA
                                    09/30/97    09/30/97      09/30/97
                                   __________  ___________   __________

ASSETS:
Current Assets:
   Cash                               465,677     127,219         734
   Restricted Cash                    467,478                  71,889
   Accounts Receivable,             2,539,203   1,880,437
   net of allowance
   for doubtful accounts
   of $112,501, $430,438,
   $0, respectively
   Other Receivables                    5,599      4,007
   Accounts Receivable -               33,737               1,309,561
   Intercompany
   Note Receivable - Chem-Con FL    1,575,910
   Note Receivable - Chem-Con GA    1,540,068
   Note Receivable - Quanta Corp.     727,398     225,000
                                   __________  ___________  ___________

          Total Current Assets      7,355,070   2,236,663    1,382,184
                                   __________  ___________  ___________

Property and equipment:
   Land                               413,400                   48,000
   Fixed Assets                    10,019,125   2,838,504    3,253,754
                                   __________  ___________  ___________
                                   10,432,525   2,838,504    3,301,754
Less accumulated depreciation      (6,209,603) (1,909,400)  (1,818,406)
                                   __________  ___________  ___________

Net Property and equipment          4,222,922     929,104    1,483,348
                                   __________  ___________  ___________

Other Assets:
   Deposits                                                      1,050
   Note Receivable - Officer          399,814
   Goodwill                                                     44,486
                                   __________  ___________  ___________

          Total other assets          399,814           0       45,536
                                   __________  ____________  ___________

               Total Assets        11,977,806   3,165,767    2,911,068
                                   ==========  ============  ===========



                             TAS       Quanta
                           09/30/97   12/31/97   Elimination     Total
                          __________ ___________ ____________  __________


                                593       5,757                   599,980
                            539,367
                            131,912                 4,551,552




                                                                    9,606
                             57,924                (1,401,222)          0

                                                   (1,575,901)          0
                                                   (1,540,068)          0
                                                     (952,398)          0
                           __________ ___________ ____________  __________

                             58,517     137,669    (5,469,598)  5,700,505
                           __________ ___________ ____________  __________


                                                                  461,400
                            889,155     951,729                17,952,267
                           __________ ___________ ____________  __________
                            889,155     951,729            0   18,413,667
                           (757,389)   (513,204)              (11,208,002)
                           __________ ___________ ____________  __________

                            131,766     438,525            0    7,205,665
                           __________ ___________ ____________  __________


                                                                    1,050
                                        565,665      (96,447)     869,012
                                            500                    44,986
                           __________ ___________ ____________  __________

                                  0     565,165      (96,447)     915,068
                           __________ ___________ ____________  __________

                            190,283   1,142,359   (5,566,045)  13,821,238
                           ========== =========== ============= ==========

COMBINING BALANCE SHEETS                                      SCHEDULE II
       9/30/97                                                ___________

                                      Chem-Met   ChemCon FL    ChemCon GA
                                      09/30/97    09/30/97      09/30/97
                                     __________  __________   __________

LIABILITIES AND STOCKHOLDER'S EQUITY:
Current liabilities:
   Accounts Payable                   781,212     359,442      601,346
   Accounts Payable - Intercompany    432,952     350,378      554,250
   Note Payable - Officer                          60,980
   Note Payable - Chem-Met                      1,575,910    1,540,068
   Note Payable - Quanta Corp.
   Accrued Expenses                   375,565     147,081      421,093
   Current portion                  1,084,000
   of settlements payable
   Current portion of               2,337,408     251,073
   long-term debt
                                   ___________  __________   __________
       Total current liabilities    5,011,137   2,744,864    3,116,757
                                   ___________  __________   __________

Long-term debt, less current        1,248,502      96,384
portion
Long-term portion                     396,000
of settlements payable
Accrued environmental costs         2,292,000                2,138,421
Accrued closure costs                 228,707      28,379      183,191
                                  ___________  __________   __________
       Total long-term debt         4,165,209     124,763    2,321,612
                                  ___________  __________   __________

Stockholder's Equity
   Common Stock                           860       1,000       75,000
   Retained Earnings                2,800,600     295,140   (2,602,301)
                                  ___________  __________   __________
        Total Stockholder's equity  2,801,460     296,140   (2,527,301)
                                  ___________  __________   __________
   Total liabilities               11,977,806   3,165,767    2,911,068
   and Stockholder's Equity       ===========  ==========   ==========



                           TAS       Quanta
                         09/30/97   12/31/97   Elimination      Total
                       __________ ___________ ____________  ___________



                                      79,378                 1,821,378
                                      99,109   (1,436,689)           0
                                                  (60,980)           0
                                               (3,115,978)           0
                                     952,398     (952,398)           0
                                      21,654                   965,393
                                                             1,084,000
                          26,487      52,484                 2,667,452
                      __________ ___________ ____________  ___________
                          26,487   1,205,022   (5,566,045)   6,538,223
                      __________ ___________ ____________  ___________

                           1,542     426,044                 1,772,472

                                                               396,000

                                                             4,430,421
                                                               440,277
                      __________ ___________ ____________  ___________
                           1,542     426,044            0    7,039,170
                      __________ ___________ ____________  ___________


                             200         100                    77,160
                         162,054    (488,808)                  166,685
                       __________ ___________ ____________  ___________
                         162,254    (488,708)                  243,845
                       __________ ___________ ____________  ___________
                         190,283   1,142,359   (5,566,045)  13,821,238
                       ========== =========== ============  ===========

COMBINING INCOME STATEMENTS                                  SCHEDULE III
       FOR YEAR END 9/30/98                                  ____________

                                        Chem-Met    ChemCon FL   ChemCon GA
                                        09/30/98     09/30/98     09/30/98
                                        __________  ___________  __________

NET REVENUES                           11,542,619   12,929,369   4,302,718

COST OF GOODS SOLD                      7,562,546   10,827,456   3,009,681

GROSS PROFIT                            3,980,073    2,101,913   1,293,037

SELLING, GENERAL AND ADMINISTRATIVE     3,226,831    1,948,408     525,330
DEPRECIATION AND AMORTIZATION             360,548      212,515      68,385
                                       __________  ____________  __________
     INCOME(LOSS) FROM OPERATIONS         392,694      (59,010)     669,322

OTHER INCOME (EXPENSE):
INTEREST INCOME                            26,160
INTEREST EXPENSE                         (304,684)     (21,274)
                                        __________  ____________  __________
NET INCOME(LOSS)                          114,170      (80,284)     669,322
FROM CONTINUING OPERATIONS

     NET INCOME(LOSS)                     114,170      (80,284)     699,322
                                        ==========  ============  ==========



                                TAS       Quanta
                              09/30/98   12/31/98   Elimination      Total
                             __________ ___________ ____________  ___________

                                44,075   1,324,513   (8,342,115)   21,801,179

                                17,959   1,058,091   (8,342,115)   14,133,618

                                26,116     266,422            0     7,667,561

                                   150     354,610                  6,055,329
                                39,312     118,028                    798,788
                             __________  ___________ ___________  ___________
                               (13,346)   (206,216)           0       813,444


                                               351                     26,511
                                (3,728)    (30,705)                  (360,391)
                             __________  ___________ ___________  ___________
                               (17,074)   (236,570)           0       479,564


                               (17,074)   (236,570)           0       479,564
                             ==========  =========== ===========  ===========

COMBINING INCOME STATEMENTS                                   SCHEDULE IV
       FOR YEAR END 9/30/97                                   ___________

                                       Chem-Met    ChemCon FL   ChemCon GA
                                       09/30/97     09/30/97     09/30/97
                                       __________  ___________  __________

NET REVENUES                           12,257,286   12,469,875   4,195,098

COST OF GOODS SOLD                      8,315,481    9,746,335   3,597,820

GROSS PROFIT                            3,941,805    2,723,540     597,278

SELLING, GENERAL AND ADMINISTRATIVE     3,322,431   2,358,660     531,703
DEPRECIATION AND AMORTIZATION             258,975     180,724     129,932
                                        __________  ____________  __________
      INCOME(LOSS) FROM OPERATIONS        333,399      184,156     (64,357)

OTHER INCOME (EXPENSE):
INTEREST INCOME                            37,758
INTEREST EXPENSE                         (320,930)     (43,253)
OTHER                                     230,475
                                       __________  ____________  __________
NET INCOME(LOSS)                          280,702      140,903     (64,357)
FROM CONTINUING OPERATIONS

FEDERAL INCOME TAX                       (27,490)

      NET INCOME(LOSS)                   253,212      140,903     (64,357)
                                       ==========  ============  ==========



                               TAS       Quanta
                             09/30/97   12/31/97   Elimination      Total
                            __________ ___________ ____________  ___________

                               58,894   1,301,343   (8,365,080)   21,917,416

                               21,352   1,026,648   (8,359,578)   14,348,058

                               37,542     274,695       (5,502)    7,569,358

                                  159     535,034       (5,502)    6,742,485
                               66,553      91,887                    755,071
                            __________ ___________ ____________  ___________

                              (29,170)   (352,226)           0        71,802


                                           18,549                     56,307
                               (6,246)    (20,924)                  (391,353)
                                                                     230,475
                            __________ ___________ ____________  ___________
                              (35,416)   (354,601)           0       (32,769)


                                                                     (27,490)

                              (35,416)   (354,601)           0       (60,259)
                            ==========  ========== ============  ============

COMBINING INCOME STATEMENTS                                    SCHEDULE V
       FOR YEAR END 9/30/96                                    __________

                                       Chem-Met    ChemCon FL   ChemCon GA
                                       09/30/96     09/30/96     09/30/96
                                       __________  ___________  __________

NET REVENUES                           12,337,655   15,479,803   5,926,326

COST OF GOODS SOLD                      8,316,029   12,787,956   5,410,541

GROSS PROFIT                            4,021,626    2,691,874     515,785

SELLING, GENERAL AND ADMINISTRATIVE     3,253,292    2,475,797     565,638
DEPRECIATION AND AMORTIZATION             368,236      247,844     139,845
                                       __________  ____________  __________
      INCOME(LOSS) FROM OPERATIONS        400,098      (31,767)   (189,698)

OTHER INCOME (EXPENSE):
INTEREST INCOME                            52,046
INTEREST EXPENSE                         (314,325)     (60,788)
OTHER                                                             (200,000)
                                       __________  ____________  __________
NET INCOME(LOSS)                          137,819      (92,555)   (389,698)
FROM CONTINUING OPERATIONS

FEDERAL INCOME TAX                        (61,312)

      NET INCOME(LOSS)                     76,507      (92,555)   (389,698)
                                       ==========  ============  ==========



                                 TAS       Quanta
                               09/30/96   12/31/96   Elimination      Total
                             __________ ___________ ____________  ___________

                                76,089   3,232,667   (9,021,747)   28,030,820

                                16,549   2,050,867   (8,999,065)   19,582,877

                                59,540   1,181,800      (22,682)    8,447,943

                                    21   1,290,846      (22,682)    7,562,912
                                88,910      75,302                    920,137
                            __________  ___________ ____________  ___________

                               (29,391)   (184,348)           0       (35,106)


                                            11,777                     63,823
                                (6,689)    (23,599)                  (405,401)
                                                                      200,000
                            __________  ___________ ____________  ___________
                               (36,080)   (196,170)           0      (576,684)


                                                                      (61,312)

                               (36,080)   (196,170)           0      (637,996)
                            ==========   ========== ============  ============